Exhibit 26(r): Powers of Attorney

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 16th day of March, 2009, my signature as it may be signed by my said attorney to any such registration statements and any and all amendments thereto.

Signature

/s/ Donald W. Britton
Donald W. Britton, President

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 12th day of March, 2009, my signature as it may be signed by my said attorney to any such registration statements and any and all amendments thereto.

Signature

/s/ Bridget M. Healy
Bridget M. Healy, Director

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 13th day of March, 2009, my signature as it may be signed by my said attorney to any such registration statements and any and all amendments thereto.

Signature

/s/ Robert G. Leary
Robert G. Leary, Director

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 13th day of March, 2009, my signature as it may be signed by my said attorney to any such registration statements and any and all amendments thereto.

Signature

/s/ Thomas J. McInerney
Thomas J. McInerney, Director and Chairman

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 16 day of March, 2009, my signature as it may be signed by my said attorney to any such registration statements and any and all amendments thereto.

Signature

/s/ Catherine H. Smith
Catherine H. Smith, Director and Senior Vice President

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 13Th day of March, 2009, my signature as it may be signed by my said attorney to any such registration statements and any and all amendments thereto.

Signature

/s/ David A. Wheat
David A. Wheat, Director, Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY
Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individual set forth below as my true and lawful attorney with full power to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Security Life of Denver Insurance Company

INDIVIDUAL WITH POWER OF ATTORNEY: J. Neil McMurdie

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-74190	333-50278	333-117329	333-119440	333-149182
033-78444	333-72753	333-119437	333-120889	333-149870
033-88148	333-73464	333-119438	333-143973	333-153338
333-34404	333-90577	333-119439	333-147534

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-08196	811-08292	811-08976	811-09106

I hereby ratify and confirm on this 27 day of March, 2009, my signature as it may be signed by my said attorney to any such registration statements and any and all amendments thereto.

Signature

/s/ Steven T. Pierson
Steven T. Pierson, Senior Vice President and Chief Accounting Officer